                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of WHIRLPOOL CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint DAVID
R. WHITWAM, WILLIAM D. MAROHN, JOHN P. CUNNINGHAM and DANIEL F. HOPP, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with (i) the filing under said Securities Exchange Act of the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995, and (ii) the filing under said Securities Exchange Act of the Annual Report on Form 11-K for the year ended December 31, 1995 for the Whirlpool 401(k) Plan, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name as a director or officer, or both, of the Corporation, as indicated below opposite his or her signature, to the Annual Report on Form 10-K and the Annual Report on Form 11-K, or any amendment, post-effective amendment, or papers supplemental thereto to be filed in respect of said Annual Reports; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of the 20th day of February, 1996.


         Name                                         Title

/s/ David R. Whitwam                   Director, Chairman of the Board and
------------------------------         Chief Executive Officer
David R. Whitwam                       (Principal Executive Officer)

/s/ William D. Marohn                  Director, President and
------------------------------         Chief Operating Officer
William D. Marohn

/s/ John P. Cunningham                 Executive Vice President and
------------------------------         Chief Financial Officer
John P. Cunningham                     (Principal Financial Officer)

/s/ Robert G. Thompson                 Vice President and Controller
------------------------------         (Principal Accounting Officer)
Robert G. Thompson


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/s/ Victor A. Bonomo                   Director
------------------------------
Victor A. Bonomo

/s/ Robert A. Burnett                  Director
------------------------------
Robert A. Burnett

/s/ Herman Cain                        Director
------------------------------
Herman Cain

/s/ Allan D. Gilmour                   Director
------------------------------
Allan D. Gilmour

/s/ Kathleen J. Hempel                 Director
------------------------------
Kathleen J. Hempel

/s/ Arnold G. Langbo                   Director
------------------------------
Arnold G. Langbo

/s/ Miles L. Marsh                     Director
------------------------------
Miles L. Marsh

/s/ Philip L. Smith                    Director
------------------------------
Philip L. Smith

/s/ Paul G. Stern                      Director
------------------------------
Paul G. Stern

/s/ Janice D. Stoney                   Director
------------------------------
Janice D. Stoney